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                           CLASS 4 SECURITY AGREEMENT

      CLASS 4 SECURITY AGREEMENT (this "Agreement"), dated as of May 12, 1997, made by ANDOVER TOGS, INC., a Delaware corporation (the "Company") and its subsidiaries, SPRINGDALE FASHIONS, INC., a Delaware corporation, TORTONI MANUFACTURING CORP., a Delaware corporation, and STONEHENGE FINANCIAL CORP., a New York corporation (each a "Subsidiary", and together with the Company, individually and collectively, the "Grantor") in favor of M.J. SHERMAN & ASSOCIATES, INC., as Collateral Trustee (as defined in the Plan described below) for the benefit of the holders of Allowed General Unsecured Claims (as defined in the Plan) all of whom hold interests in the Class 4 Note (as defined in the
Plan).

                              W I T N E S S E T H:

      WHEREAS, pursuant to and in accordance with the terms of the Grantors' Joint Plan of Reorganization, dated January 30, 1997, confirmed by order of the United States Bankruptcy Court for the Southern District of New York (as amended, supplemented or modified from time to time, the "Plan"), the Company has executed and delivered to the Collateral Trustee, for the benefit of the holders of Allowed General Unsecured Claims, the Class 4 Note;

      WHEREAS, each Subsidiary has executed and delivered in favor of the Collateral Trustee, for the benefit of the holders of Allowed General Unsecured Claims, a guaranty of payment of the Class 4 Note (collectively, the "Subsidiary Guarantees");

      WHEREAS, pursuant to and in accordance with the terms of the Plan, the Grantor has agreed to grant to the Collateral Trustee, for the benefit of the holders of Allowed General Unsecured Claims, as security for the Class 4 Note, the Subsidiary Guarantees and the other Obligations (as hereinafter defined), a second priority security interest in all personal property of the Grantor constituting Collateral (as hereinafter defined);

      WHEREAS, the Grantor and the Collateral Trustee have entered into a Note and Collateral Trust Agreement, dated as of the date hereof, as the same may be amended, supplemented or otherwise modified from time to time (the "Note Agreement"), pursuant to which the Collateral Trustee will (a) act as paying agent for the Maker under the Note and (b) administer the Collateral for the benefit of the holders of Allowed General Unsecured Claims;

      WHEREAS, pursuant to the terms of the Amended and Restated Financing and Security Agreement, dated on or about the date hereof, by and among The CIT Group/Commercial Services, Inc. ("CIT"), as Agent for itself and the other Lenders now or hereafter party thereto (in such capacity, and including any successor Agent thereunder, the "Agent"), and Andover Togs, Inc., as Borrower, as the same may now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced (the "Financing Agreement"), the Grantor

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has agreed to grant to the Agent, for the benefit of the Lenders (as defined in the Financing Agreement), as security for the Obligations (as defined in the Financing Agreement), a first priority security interest in the Collateral; and

      WHEREAS, this Agreement is subject to the terms of the Intercreditor Agreement, dated on or about the date hereof, between CIT and the Collateral Trustee (as amended, supplemented or modified from time to time, the "Intercreditor Agreement");

      NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and insufficiency of which is hereby acknowledged, the Grantor hereby agrees with the Collateral Trustee, for the benefit of the holders of Allowed General Unsecured Claims, as follows:

      SECTION 1. Definitions. All terms used in this Agreement which are defined in the Note Agreement or in Article 9 of the Uniform Commercial Code currently in effect in the State of New York (the "Code") and which are not otherwise defined herein shall have the same meanings herein as set forth therein. In the event of any inconsistencies in such definitions, the provisions of the Code shall control.

      SECTION 2. Grant of Security Interest. As security for the payment in full of all of the Obligations, the Grantor hereby pledges and assigns to the Collateral Trustee and grants to the Collateral Trustee, for the benefit of the holders of Allowed General Unsecured Claims, a continuing general lien upon and second priority, perfected security interest in, subject only to the security interest of the Agent therein, all of the following, wherever located and whether presently in existence or hereafter acquired or created, however acquired or created and which is owned by the Grantor or in which the Grantor has any interest, wherever held by the Grantor or others for its account (collectively, the "Collateral"):

            (a) all of the Grantor's right, title and interest in and to all equipment (including Grantor's screen print machinery at such time as the existing lienor with respect thereto is paid in full), vehicles, furniture, fixtures and machinery wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, together with all substitutions, replacements, accessions and additions thereto, and all tools, parts, accessories and attachments used in connection therewith (hereinafter collectively referred to as the "Equipment");

            (b) all of the Grantor's right, title and interest in and to all inventory of any kind wherever located and whether now or hereafter existing and whether now owned or hereafter acquired (including, without limitation, all types of inventory, merchandise, goods, tangible personal property and other assets that are held by the Grantor for sale, lease or other disposition in the ordinary course of the Grantor's business or to be furnished under a contract for services, whether such inventory, merchandise, goods, tangible personal property and other assets are raw,


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in process or finished, and materials used or consumed in the business of the
Grantor, and goods returned to or repossessed by the Grantor and goods in which the Grantor has an interest in mass or in joint or other interest or right of any kind including consigned goods and goods being possessed), and all accessions thereto and products thereof and all packing and shipping materials (hereinafter collectively referred to as the "Inventory");

            (c) all of the Grantor's right, title and interest in and to, whether now or hereafter existing, (i) all present and future accounts, contract rights, chattel paper, documents and instruments (as such terms are defined in the Code); (ii) all moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, the Collateral Trustee from or for the Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise; (iii) all of the Grantor's right, title and interest, and all of the Grantor's rights, remedies, security and liens, in, to and in respect of any credit insurance, accounts (including, without limitation, rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party), guaranties or other contracts of suretyship with respect to accounts and deposits or other security for the obligation of any account debtor; (iv) all rights relating to the sale or other transfer of property to, or the construction, renovation or other improvement of property by or for the Grantor;
(v) all rights now or hereafter existing in and to all security agreements, leases and other contracts now or hereafter existing and securing or otherwise relating to any accounts, contract rights, chattel paper, instruments, documents, or other rights or obligations; and (vi) all of the Grantor's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any accounts, and all returned, reclaimed or repossessed goods (any and all such accounts, contract rights, chattel paper, instruments, documents, and rights and obligations being hereinafter referred to as the "Accounts");

            (d) (i) all of the Grantor's right, title and interest in and to all general intangibles; (ii) all rights, interest, choses in action, causes of action, claims and all other intangible property of every kind and nature, in each instance whether now owned or hereafter acquired by the Grantor, including, without limitation, all corporate and other business records, all loans, royalties, and all other forms of obligations receivable whatsoever (other than Accounts); (iii) all trademarks, trademark applications, trademark licenses, patents, patent applications, patent licenses, trade secrets, licenses, copyrights, goodwill, inventions, designs, registrations, permits, franchises and licenses; (iv) all computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence, and advertising materials; (v) all customer and supplier contracts, sale orders, rights under license and franchise agreements, and other contracts and contract rights; (vi) all interests in partnership and joint ventures, including all moneys due from time to time in respect thereof; (vii) all federal, state and local tax refunds and federal, state and local tax refund claims; (viii) all right, title and interest under


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leases, subleases, licenses and concessions and other agreements relating to personal property, including all moneys due from time to time in respect thereof; (ix) all payments due or made to the Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any governmental authority or any other party; (x) all deposit accounts (general or special) with any bank or other financial institution; (xi) all credits with and other claims against third parties (including carriers and shippers) (other than Accounts); (xii) all rights to indemnification; (xiii) all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts; (xiv) all proceeds of insurance (except key man life insurance), including credit insurance, of which the Grantor is the beneficiary; (xv) all letters of credit, guaranties, liens, security interests and other security held by or granted to such Grantor; and
(xvi) all other intangible property, whether or not similar to the foregoing, in each instance, however and wherever and whenever arising and whether now owned or hereafter acquired (all of the foregoing described in this Subsection (d) hereinafter collectively referred to as "General Intangibles");

            (e) the books and records of the Grantor relating to any of the foregoing Collateral, including, without limitation, all customer contracts, sale orders, minute books, ledgers, records, computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence and advertising materials, in each case indicating, summarizing or evidencing any of the Collateral; and

            (f) all cash and non-cash proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Trustee is the loss payee thereof) (except key man life insurance) and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

in each case, howsoever the Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

      SECTION 3. Security for Obligations. The security interest hereby created in the Collateral constitutes continuing collateral security for payment and performance of all of the Obligations. As used in this Agreement, "Obligations" means, at any time, whether or not due and payable at such time, all obligations, liabilities and indebtedness, whether matured or unmatured, of the Grantor arising out of or evidenced by the Class 4 Note, the Subsidiary Guarantees, any Collateral Document or the Note Agreement, whether as principal, interest, or expenses, including, without limitation, the reasonable fees and disbursements of the Collateral Trustee and the reasonable disbursements of the Committee payable pursuant to this Agreement, and the reasonable fees and disbursements of the respective counsel to the Collateral Trustee and the Committee and of the accountants to the Committee, payable pursuant to the Note Agreement or this Agreement.


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      SECTION 4. Representations and Warranties. The Grantor represents and warrants as follows:

            (a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation as set forth on the first page hereof, and (ii) has all requisite power and authority to execute, deliver and perform this Agreement and the Class 4 Note.

            (b) Each Subsidiary has the requisite power and authority to execute, deliver and perform this Agreement and its Subsidiary Guaranty.

            (c) The execution, delivery and performance by the Company of this Agreement and the Class 4 Note and by each Subsidiary of this Agreement and of its Subsidiary Guaranty (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws, any other applicable law or any contractual restriction binding on or affecting the Grantor or any of its properties, and (iii) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than as set forth in this Agreement.

            (d) This Agreement and the Class 4 Note are legal, valid and binding obligations of the Company and this Agreement and the Subsidiary Guarantees are legal, valid and binding obligations of the respective Subsidiaries, enforceable against the Company and the Subsidiaries, respectively, in accordance with their respective terms, subject as to enforcement to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally and limitations imposed by federal or state law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions hereof and thereof.

            (e) All Equipment and Inventory now existing is, and all Equipment and Inventory hereafter existing will be, unless consented to in writing by the Collateral Trustee, located at the address(es) specified therefor in Schedule I hereto. The Grantor's chief place of business and chief executive office, the place where the Grantor keeps its records concerning Accounts and General Intangibles and all originals of all chattel paper which constitutes Accounts are located at the address(es) specified therefor in such Schedule I. None of the Accounts or General Intangibles is evidenced by a promissory note or other instrument. Set forth as Schedule II hereto is a complete and correct list of each trade name used by the Grantor.

            (f) [INTENTIONALLY LEFT BLANK]

            (g) The Grantor is and will be at all times the owner of the Collateral free and clear of any lien, security interest or other charge or encumbrance, except for (i) the security


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interest created by this Agreement, (ii) the security interest in favor of the
Agent and (iii) the security interests and other encumbrances described in
Schedule III hereto. No effective financing agreement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office, except (i) such as may have been filed in favor of the Collateral Trustee relating to this Agreement, (ii) such as may have been filed in favor of the Agent and (iii) such as may have been filed to perfect or protect any security interest or encumbrance described in Schedule III hereto.

            (h) The exercise by the Collateral Trustee of any of its rights and remedies hereunder will not contravene any law or any contractual restrictions binding on or affecting the Grantor or any of its properties and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of the Grantor's properties other than as set forth in this Agreement and the Intercreditor Agreement.

            (i) Except with respect to any authorization or approval required under the laws of another country as to Tortoni, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the due execution, delivery and performance by the Grantor of this Agreement or the Class 4 Note, (ii) the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or (iii) the exercise by the Collateral Trustee of any of its rights and remedies hereunder, except for the filing of the financing statements required to be filed to perfect the security interest created by this Agreement, all of which financing statements have been duly filed and are in full force and effect.

            (j) There is no pending or, to the best of Grantor's knowledge, threatened action, suit, proceeding or claim before any court or other governmental authority or any arbitrator, or any order, judgment or award by any court or other governmental authority or arbitrator, that may adversely affect the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Collateral Trustee of any of its rights and remedies hereunder.

            (k) This Agreement creates a valid second priority security interest in the Collateral in favor of the Collateral Trustee, for the benefit of the holders of Allowed General Unsecured Claims, as security for the Obligations. The filing of the financing statements required to perfect the security interest created by this Agreement has been made and results in the perfection of such security interest in that portion of the Collateral in which a security interest may be perfected by filing financing statements. Such security interest is, or in the case of Collateral in which the Grantor obtains rights after the date hereof and in which a security interest may be perfected by filing financing statements, will be, a perfected, second priority security interest, subject only to the security interest of the Agent and the other encumbrances described in Schedule III hereto.


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      SECTION 5. Covenants as to the Collateral. So long as any of the
Obligations shall remain outstanding, unless the Collateral Trustee shall otherwise consent in writing:

            (a) Further Assurances. The Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Collateral Trustee may reasonably request in order (i) to perfect and protect the security interest created hereby; (ii) after the occurrence and during the continuance of an Event of Default (as hereinafter defined), to enable the Collateral Trustee to exercise and enforce it rights and remedies hereunder in respect of the Collateral, subject to the terms of the Intercreditor Agreement or (iii) to otherwise effect the purpose of this Agreement, including, without limitation, (A) marking conspicuously each chattel paper included in the Accounts and General Intangibles and, at the request of the Collateral Trustee, each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Collateral Trustee, indicating that such chattel paper or Collateral is subject to the security interest created hereby, (B) if the Financing Agreement has terminated, if any Account or General Intangible shall be evidenced by a promissory note or other instrument or chattel paper, delivering and pledging to the Collateral Trustee hereunder such note, instrument or chattel paper duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Trustee, (C) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Collateral Trustee may reasonably request in order to perfect and preserve the security interest purported to be created hereby, and
(D) furnishing to the Collateral Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Trustee may reasonably request, all in reasonable detail.

            (b) Location of Equipment and Inventory. The Grantor will keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the location(s) specified therefor in Schedule I hereto, or, upon not less than 30 Business Days' prior written notice to the Collateral Trustee accompanied by a new Schedule I hereto indicating each new location of the Equipment and Inventory, at such other location as the Grantor may elect, provided that the Collateral Trustee's rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory, are not materially adversely affected thereby.

            (c) Condition of Equipment. The Grantor will cause Equipment necessary for the operation of its business to be maintained and preserved in good repair and working order, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacement, and other improvements in connection therewith which are necessary or desirable or that the Collateral Trustee may reasonably request to such end. The Grantor will


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promptly furnish to the Collateral Trustee a statement regarding any loss or damage in excess of $100,000 to any Equipment.

            (d) Taxes. The Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against any Collateral, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

            (e) Insurance.

                  (i) The Grantor will, at it own expense, maintain insurance
            (including, without limitation, comprehensive general liability insurance and all risk insurance insuring against loss by fire, explosion, theft and such other casualties as may be satisfactory to the Collateral Trustee) with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as is currently in effect. Subject to the terms of the Intercreditor Agreement, each policy for liability insurance shall provide for all losses to be paid on behalf of the Collateral Trustee and the Grantor as their respective interests may appear, and each policy for property damage shall provide for all losses to be paid directly to the Collateral Trustee upon the occurrence and during the continuance of an Event of Default. In addition, subject to the terms of the Intercreditor Agreement, each such policy or property damage insurance shall provide for all losses to be paid directly to the Collateral Trustee and shall (A) include the Collateral Trustee as an insured party thereunder (without any representation or warranty by or obligation upon the Collateral Trustee) as its interest may appear, (B) contain the agreement by the insurer that any loss pursuant to clause (iii) of this Section 5(e) shall be payable to the Collateral Trustee notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (C) provide that there shall be no recourse against the Collateral Trustee for payment of premiums or other amounts with respect thereto, and (D) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Collateral Trustee by the insurer. The Grantor will, if so requested by the Collateral Trustee, deliver to the Collateral Trustee duplicate policies of all liability and property damage insurance and, as often as the Collateral Trustee may reasonably request, a report of a reputable insurance broker with respect to such insurance. Subject to the terms of the Intercreditor Agreement, the Grantor will also, after the occurrence and during the continuance of an Event of Default, at the request of the Collateral Trustee, duly execute and deliver instruments of assignment of such insurance


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            policies and cause the respective insurer to acknowledge notice of such assignment.

                  (ii) Reimbursement under any liability insurance maintained by the Grantor pursuant to this Section 5(e) may be paid directly to the party who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment or Inventory as to which clause (iii) of this Section 5(e) is not applicable, the Grantor will make or cause to be made the necessary repairs to or replacements to such Equipment and Inventory, and any proceeds of insurance maintained by the Grantor pursuant to this
            Section 5(e) shall be paid to the Grantor as reimbursement for the costs of such repair or replacements.

                  (iii) Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, or the actual or constructive total loss (in excess of $100,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment and Inventory and all other Collateral shall be paid to the Collateral Trustee and applied as specified in Section 7(b) hereof.

            (f) Provisions Concerning the Accounts and General Intangibles.

                  (i) The Grantor will (A) give the Collateral Trustee at least
            30 days' prior written notice of any change in the Grantor's name, identity or corporate structure, (B) keep its chief place of business and chief executive office and all originals of all chattel paper which constitutes Accounts or General Intangibles at the locations specified therefor in Schedule I hereof, and (C) keep adequate records concerning the Accounts and General Intangible and such chattel paper and, after reasonable notice, permit representatives of the Collateral Trustee to inspect and make abstracts from such records and chattel paper at any time during normal business hours.

                  (ii) The Grantor will, except as otherwise provided in this subsection (f), continue to collect at its own expense, all amounts due or to become due under the Accounts and General Intangibles. In connection with such collections, the Grantor may (and, subject to the Intercreditor Agreement, at the Collateral Trustee's direction, will) take such action as the Grantor or the Collateral Trustee may deem necessary or advisable to enforce collection or performance of the Accounts and General Intangibles; provided, however, the Collateral Trustee shall, subject to the terms of the Intercreditor Agreement, have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the account debtors or obligors under any Account or General Intangible of the


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            assignment of such Account or General Intangible to the Collateral
            Trustee and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Grantor hereunder directly to the Collateral Trustee and, upon such notification and at the expense of the Grantor and to the extent permitted by law, to enforce collection of any such Account or General Intangible and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Trustee shall have the right, subject to the terms of the Intercreditor Agreement to notify the United States Postal Service authorities to change the address for delivery of mail addressed to the Grantor at such address as the Collateral Trustee may designate and to do all other acts and things necessary to carry out this Agreement. Subject to the terms of the Intercreditor Agreement, after an Event of Default, (A) all amounts and proceeds (including instruments) received by the Grantor in respect of the Accounts and General Intangibles shall be received in trust for the benefit of the Collateral Trustee hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Collateral Trustee in the same form as so received (with any necessary indorsement) to be held as cash collateral and either (1) released to the Grantor so long as no Event of Default, or an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default shall have occurred and be continuing or (2) if any Event of Default shall be continuing, applied as specified in Section 7(b) hereof, and (B) the Grantor will not adjust, settle or compromise the amount or payment of any Account or General Intangible or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon without the express written consent of the Collateral Trustee.

            (g) Transfers and Other Liens. The Grantor will not (i) sell, transfer or assign (by operation of law or otherwise), lease, exchange or otherwise dispose of any of the Collateral except for (A) sales or disposal of Inventory in the ordinary course of business and (B) sale and disposition of obsolete equipment in the ordinary course of business so long as the amount thereof sold in any fiscal year by the Grantor shall not have a fair market value in excess of $100,000, or (ii) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral, except for (A) the security interest created hereby, (B) the security interest in favor of the Agent and (C) the security interests and other encumbrances described in or permitted under Schedule III hereto.


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      SECTION 6. Additional Provisions Concerning the Collateral.

            (a) So long as any of the Obligations remain outstanding the Grantor hereby authorizes the Collateral Trustee to file, without the signature of the Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

            (b) Subject to the Intercreditor Agreement, the Grantor hereby irrevocably appoints the Collateral Trustee the Grantor's attorney-in-act and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Collateral Trustee's discretion, to take any action and to execute any instrument which the Collateral Trustee may reasonably deem necessary or advisable to accomplish the purpose of this Agreement (subject to the rights of the Grantor under Section 5(f) hereof), including, without limitation: (A) to receive, take, endorse, sign, assign and deliver, all in the name of the Collateral Trustee or the Grantor, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral (but in all instances before an Event of Default in the name of the Grantor and not the Collateral Trustee); (B) to obtain and adjust insurance required to be paid to the Collateral Trustee pursuant to
Section 5(e) hereof, and to receive, indorse and collect any drafts or other instruments, document and chattel paper in connection therewith; and (C) in addition to the foregoing and without limitation, upon the occurrence of an Event of Default, (1) to receive, indorse and collect any notes, drafts or other instruments, documents and chattel paper relating to the Collateral; (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral; (iii) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (B), (C)(i) or (C)(ii) of this Subsection (b); and (iv) to file any claim or take any action or institute any proceedings which the Collateral Trustee may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Collateral Trustee with respect to any Collateral, including, without limitation, the right, in the name of the Collateral Trustee for the benefit of the holders of the Allowed General Unsecured Claims or the Grantor, to file claims under any insurance policy, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, release, assignment, reassignment or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

            (c) If the Grantor fails to perform any agreement contained herein, the Collateral Trustee may itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Collateral Trustee incurred in connection therewith shall be payable by the Grantor pursuant to
Section 8 hereof.

            (d) The powers conferred on the Collateral Trustee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Trustee shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 7. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

            (a) Subject to the terms of the Intercreditor Agreement and the Note Agreement, the Collateral Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), and may also
(i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Collateral Trustee forthwith, assemble all or part of the Collateral as directed by the Collateral Trustee and make it available to the Collateral Trustee at a place to be designated by the Collateral Trustee which is reasonably convenient to both parties, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at a public or private sale, at any of the Collateral Trustee's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Trustee may reasonably deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any claims against the Collateral Trustee and the holders of Allowed General Unsecured Claims arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Trustee accepts the first offer received and does not offer the Collateral to more than one offeree, provided that such sale has been conducted in a commercially reasonable manner.

            (b) Subject to the terms of the Intercreditor Agreement and the Note Agreement, any cash held by the Collateral Trustee as Collateral and all cash proceeds received by the Collateral Trustee in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Collateral Trustee, be held by the Collateral Trustee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Trustee pursuant to Section 8 hereof) in whole or in part by the Collateral Trustee against, all or any part of the Obligations in the order provided for in Section 6 of the Note Agreement.

            (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Trustee is legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the rate specified in the Class 4 Note or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees and expenses of any attorneys employed by the Collateral Trustee to collect such deficiency.

      SECTION 8. Indemnity and Expenses.

            (a) The Grantor agrees to indemnify the Collateral Trustee from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Collateral Trustee's gross negligence or willful misconduct.

            (b) The Grantor will, upon demand, pay to the Collateral Trustee the amount of any and all reasonable costs and expenses, including the reasonable fees and disbursements of the Collateral Trustee's counsel and of any experts and agents, which the Collateral Trustee may reasonably incur in connection with
(i) as applicable, the administration, amendment, waiver or other modification or termination of the Class 4 Note, any of the Guaranties, this Agreement, the other Collateral Documents, or the Note Agreement; (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (iii) the exercise or enforcement of any of the rights of the Collateral Trustee hereunder; or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

      SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered:

      If to the Grantor, to each of: Andover Togs, Inc.
                                     1333 Broadway
                                     New York, New York 10018
                                     Telecopy Number: (212) 244-0205
                                     Attn: William Cohen, Chairman

                                     Springdale Fashions, Inc.
                                     c/o Andover Togs, Inc.
                                     1333 Broadway
                                     New York, New York 10018

                                     Telecopy Number: (212) 244-0205
                                     Attn: William Cohen, Chairman

                                     Tortoni Manufacturing Corp.
                                     c/o Andover Togs, Inc.
                                     1333 Broadway
                                     New York, New York 10018
                                     Telecopy Number: (212) 244-0205
                                     Attn:  William Cohen, Chairman

                                     Stonehenge Financial Corp.
                                     c/o Andover Togs, Inc.
                                     1333 Broadway
                                     New York, New York 10018
                                     Telecopy Number: (212) 244-0205
                                     Attn:  William Cohen, Chairman

            with a copy to

                                     Norman N. Kinel, Esq.
                                     Whitman Breed Abbott & Morgan
                                     200 Park Avenue
                                     New York, New York 10166
                                     Telecopy Number: (212) 351-3131

            and to                   Donald D. Shack, Esq.
                                     Shack & Siegel, P.C.
                                     530 Fifth Avenue
                                     New York, New York 10036
                                     Telecopy Number: (212) 730-1964;

If to the Collateral Trustee: to it at its address specified in the Note Agreement; or as to any such party at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (i) if mailed, when received or three Business Days after mailing, whichever occurs first, (ii) if telecopied, when received, or (iii) if hand delivered, upon delivery.

      SECTION 10. Security Interest Absolute. All rights and the security interest of the Collateral Trustee hereunder and all obligations of the Grantor hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Class 4 Note or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Class 4 Note or any other agreement or instrument relating thereto;
(iii) any increase in, addition to, exchange or release of, or non-perfection of any lien on or security interest in, any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or (iv) the absence of any action on the part of the Collateral Trustee to obtain payment or performance of the Obligations from the Grantor or any other party.

      SECTION 11. Miscellaneous.

            (a) Amendments. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor and the Collateral Trustee, and no waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the Collateral Trustee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (b) Waivers; Cumulative Rights; Etc. No failure on the part of the Collateral Trustee to exercise, and no delay in exercising, any right hereunder or under any other Collateral Document or the Class 4 Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Trustee provided herein and in the Class 4 Note are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Trustee under this Agreement and the Class 4 Note are not conditional or contingent on any attempt by the Collateral Trustee to exercise any of its rights against any other person.

            (c) Captions; Separability. The captions of the various Sections, Subsections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            (d) Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations and (ii) be binding on the Grantor and its successors and assigns and shall inure, together with all rights and remedies of the Collateral Trustee hereunder, to the benefit of the Collateral Trustee and its successors, transferees and assigns.

            (e) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

            (f) WAIVER OF JURY TRIAL AND SETOFF; CONSENT TO JURISDICTION; ETC.
(1) In any litigation in any court with respect to, in connection with, or arising out of this Agreement, the Collateral, the Class 4 Note or any of the Subsidiaries Guaranties or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement hereof or thereof, or any other claim or dispute howsoever arising, between the Grantor on the one hand and the Collateral Trustee on the other hand, the Grantor, to the fullest extent it may effectively do so, (i) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable Federal or State procedural laws, be interposed, pleaded or alleged in any other action and
(ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE GRANTOR AGREES THAT THIS SECTION 11(f) IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGES THAT THE COLLATERAL TRUSTEE ON BEHALF OF THE HOLDERS OF ALLOWED GENERAL UNSECURED CLAIMS WOULD NOT ENTER INTO THIS AGREEMENT IF THIS SECTION 11(f) WERE NOT PART OF THIS AGREEMENT.

                  (2) The Grantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York and of any Federal Court located in the City of New York in connection with any action or proceeding arising out of or relating to this Agreement, the Collateral, the Class 4 Note, any of the Subsidiary Guaranties or any instrument or document delivered pursuant to this Agreement. In any such litigation, the Grantor waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to the Grantor at its address for notice determined in accordance with Section 9 hereof. The Grantor hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

            (g) Admissibility of Security Agreement. The Grantor agrees that any copy of this Agreement signed by the Grantor and transmitted by telecopier for delivery to the Collateral Trustee shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

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

            (h) Binding Nature. This Agreement shall be binding upon and inure to the benefit of the successors, assigns or other legal representatives of the Grantor, and shall, together with the rights and remedies of the Collateral Trustee hereunder, be binding upon and inure to the benefit of the Collateral Trustee and the holders of Allowed General Unsecured Claims and each of their respective successors, assigns or other legal representatives.

            (i) Counterparts. This Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

            (j) Schedules. The Collateral Trustee is authorized to annex hereto any schedules referred to herein.

            (k) Acknowledgment of Receipt. The Grantor acknowledges receipt of a copy of this Agreement.

            (l) Intercreditor Agreement. This Agreement is subject to the terms of the Intercreditor Agreement.

            (m) Release and Termination. Upon the date on which the Obligations shall have been paid in full, the liens and security interests granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Collateral Trustee will, at the Grantor's expense, execute and deliver to the Grantor such documents prepared by the Grantor and delivered to the Collateral Trustee as the Grantor shall reasonably request to evidence such termination.

      IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                        ANDOVER TOGS, INC.


                                        By: /s/ William L. Cohen
                                            ------------------------
                                            Title:  President

                                        SPRINGDALE FASHIONS, INC.


                                        By: /s/ William L. Cohen
                                            ------------------------
                                            Title: President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                        TORTONI MANUFACTURING CORP.

                                        By: /s/ William L. Cohen
                                            ------------------------
                                            Title: President

                                        STONEHENGE FINANCIAL

                                        By: /s/ William L. Cohen
                                            ------------------------
                                            Title: President

                                   SCHEDULE I

                             Collateral Information

Chief Place of Business and Chief Executive Offices:

Borrower and Stonehenge:                  1333 Broadway
                                          New York, NY 10018

Tortoni:                                  Zona Franca II
                                          La Romana, Dominican Republic

Springdale:

      Chief Place of Business:            605 East Railroad Street
                                          Clinton, NC 28328

      Executive Offices:                  Main Street
                                          Pisgah, AL 35765

Locations of Equipment and Inventory for Borrower and each Guarantor:

1333 Broadway                             Borrower and Stonehenge
New York, NY 10018

Main Street                               Borrower
Pisgah, AL 35765

Highway 117                               Borrower
Stevenson, AL 35772

102 North Cedar Hill Drive                Borrower
Scottsboro, AL 35768

605 East Railroad Street                  Borrower and Springdale
Clinton, NC 28328

Zona Franca II                            Borrower and Tortoni
La Romana, Dominican Republic

Plus goods in transit.

Locations of Inventory with Third Party Contractors for Borrower:

Almark Mills, Inc.                        Borrower
281 Industrial Park Blvd.
Dawson, CA 31742-0031

American Childrenswear, Inc.              Borrower
14025 N.W. 60th Avenue
Miami Lakes, FL 33014

Locations of Books and Records Concerning Accounts and Collateral of Borrower and Guarantors:

1333 Broadway                             Borrower and Springdale and Stonehenge
New York, NY 10018

Main Street                               Borrower
Pisgah, AL 35765

Zona Franca II                            Borrower and Tortoni
La Romana, Dominican Republic

                                   SCHEDULE II
                                       TO
                           CLASS 4 SECURITY AGREEMENT

                                   Trade Names

      Corporation                                           Name
      -----------                                           ----

      Andover Togs, Inc.

      Stonehenge Financial Corp.

      Springdale Fashions, Inc.

      Tortoni Manufacturing Corp.

                                  SCHEDULE III

                          Security Interests and Liens

1. Equipment financing with The First National Bank of Scottsboro pursuant to secured note dated the Effective Date in the principal amount of $205,090.

2.   Equipment financing with Piedmont Sewing Machine.

3.   Miscellaneous equipment financing or capitalized leases.